Exhibit 10.25
2009 Incentive Compensation Program
Amir Bassan-Eskenazi, President and Chief Executive Officer

Base Salary (annual):	$325,000
Bonus Potential at 100% funding
First Half:	97,500
Second Half:	97,500
Annual:	130,000

Total:	$325,000

	First Half	Second Half
	% Actual	% Goal
2008 Officer Bonus Goal	Achievement	Weighting
1) Achieve revenues goal	21%	22%
2) Achieve earnings goal	15%	15%
3) Achieve bookings goal	12%	20%
4) Achieve cash and investments goal	4%	4%
5) Achieve financial analyst and investor relations goal	2%	4%
6) Achieve new product development and release schedule goals	9%	14%
7) Achieve specified product plan goal	0%	4%
8) Achieve specified customer satisfaction goal	7%	7%
9) Achieve global channels goal	2%	3%
10) Achieve employee satisfaction and retention goal	6%	7%

Total	78%	100%
2009 Incentive Compensation Program
Maurice Castonguay, Senior Vice President and Chief Financial Officer

Base Salary (annual):	$280,000
Bonus Potential at 100% funding
First Half:	21,000
Second Half:	42,000
Annual:	56,000

Total:	$119,000

	First Half	Second Half
	% Actual	% Goal
2008 Officer Bonus Goal	Achievement	Weighting
1) Achieve earnings goal	7%	5%
2) Achieve departmental budgeting goal	10%	10%
3) Achieve cash and investments goal	15%	15%
4) Achieve expense hedging goal	10%	10%
5) Achieve investor relations, financial analyst relations, and operating results goals	5%	15%
6) Achieve financial controls goal	15%	15%
7) Achieve corporate governance goal	10%	10%
8) Achieve internal communication goal	12%	12%
9) Achieve employee satisfaction and retention goal	8%	8%

Total	92%	100%

2009 Incentive Compensation Program
David Heard, Chief Operating Officer

Base Salary (annual):	$325,000
Bonus Potential at 100% funding
First Half:	68,250
Second Half:	68,250
Annual:	91,000

Total:	$227,500

	First Half	Second Half
	% Actual	% Goal
2008 Officer Bonus Goal	Achievement	Weighting
1) Achieve specified bookings goal	18%	25%
2) Achieve specified margins goal	5%	5%
3) Achieve specified revenues goal	14%	10%
4) Achieve specified earnings goal	5%	5%
6) Achieve product footprint and market share goals	14%	22%
8) Achieve product delivery goals	0%	10%
9) Achieve specified new product development goal	NA	5%
10) Achieve development process goals	9%	8%
16) Achieve customer satisfaction goal	5%	5%
19) Achieve employee satisfaction, retention and development goals	4%	5%

Total	74%	100%
2009 Incentive Compensation Program
Rob Horton, Senior Vice President and General Counsel

Base Salary (annual):	$250,000
Bonus Potential:
First Half:	37,500
Second Half:	37,500
Annual:	50,000

Total:	$125,000

	First Half	Second Half
	% Actual	% Goal
2008 Officer Bonus Goal	Achievement	Weighting
1) Achieve departmental budgeting goal	13%	15%
2) Achieve corporate governance and securities compliance goals	13%	20%
3) Achieve business development goals	12%	15%
4) Achieve internal customer satisfaction goal	25%	15%
5) Achieve employee satisfaction, retention and development goals	15%	5%
6) Achieve specified litigation management goals	12%	10%
7) Achieve corporate insurance program goal	NA	10%
8) Achieve records retention goal	5%	NA
9) Achieve sales support goals	NA	10%

Total	95%	100%

2009 Incentive Compensation Program
Ran Oz, Executive Vice President and Chief Technology Officer

Base Salary (annual):	$225,000
Bonus Potential at 100% funding
First Half:	33,750
Second Half:	33,750
Annual:	45,000

Total:	$112,500

	First Half	Second Half
	% Actual	% Goal
2008 Officer Bonus Goal	Achievement	Weighting
1) Achieve specified product roadmap and planning goals	18%	10%
3) Achieve specified product demonstration and development goal	26%	25%
4) Achieve product market share goal	9%	20%
5) Achieve specified on-demand product strategy goal	4%	5%
6) Achieve customer relations and positioning goal	15%	20%
7) Achieve specified innovation-related sales goal	5%	10%
8) Achieve employee satisfaction and retention goal	8%	10%
9) Achieve research and development funding activities goal	8%	NA

Total	93%	100%